UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 10, 2019
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CARTER VALIDUS MISSION CRITICAL REIT II, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Item 8.01	Other Events.
Class A Distributions Authorized
On May 10, 2019, the board of directors (the “Board”) of Carter Validus Mission Critical REIT II, Inc. (the “Company”) approved and authorized a daily distribution to the Company’s Class A stockholders of record as of the close of business on each day of the period commencing on June 1, 2019 and ending on August 31, 2019. The distributions will be calculated based on 365 days in the calendar year and will be equal to $0.001802170 per share of Class A common stock, which will be equal to an annualized distribution rate of 6.40%, assuming a purchase price of $10.278 per Class A share. The distributions declared for each record date in June 2019, July 2019 and August 2019 will be paid in July 2019, August 2019 and September 2019, respectively. The distributions will be payable to stockholders from legally available funds therefor.
Class I Distributions Authorized
On May 10, 2019, the Board approved and authorized a daily distribution to the Company’s Class I stockholders of record as of the close of business on each day of the period commencing on June 1, 2019 and ending on August 31, 2019. The distributions will be calculated based on 365 days in the calendar year and will be equal to $0.001802170 per share of Class I common stock, which will be equal to an annualized distribution rate of 7.04%, assuming a purchase price of $9.343 per Class I share. The distributions declared for each record date in June 2019, July 2019 and August 2019 will be paid in July 2019, August 2019 and September 2019, respectively. The distributions will be payable to stockholders from legally available funds therefor.
Class T Distributions Authorized
On May 10, 2019, the Board approved and authorized a daily distribution to the Company’s Class T stockholders of record as of the close of business on each day of the period commencing on June 1, 2019 and ending on August 31, 2019. The distributions will be calculated based on 365 days in the calendar year and will be equal to $0.001561644 per share of Class T common stock, which will be equal to an annualized distribution rate of 5.79%, assuming a purchase price of $9.840 per Class T share. The distributions declared for each record date in June 2019, July 2019 and August 2019 will be paid in July 2019, August 2019 and September 2019, respectively. The distributions will be payable to stockholders from legally available funds therefor.
Class T2 Distributions Authorized
On May 10, 2019, the Board approved and authorized a daily distribution to the Company’s Class T2 stockholders of record as of the close of business on each day of the period commencing on June 1, 2019 and ending on August 31, 2019. The distributions will be calculated based on 365 days in the calendar year and will be equal to $0.001561644 per share of Class T2 common stock, which will be equal to an annualized distribution rate of 5.82%, assuming a purchase price of $9.788 per Class T2 share. The distributions declared for each record date in June 2019, July 2019 and August 2019 will be paid in July 2019, August 2019 and September 2019, respectively. The distributions will be payable to stockholders from legally available funds therefor.
Renewal of the Management Agreement
On May 10, 2019, the Board, including all independent directors of the Company, after review of Carter Validus Real Estate Management Services II, LLC's, or the Property Manager, performance during the last year, authorized the Company to execute a mutual consent to renew the Management Agreement by and among the Company, Carter Validus Operating Partnership II, LP, or the Operating Partnership, and the Property Manager, dated May 19, 2014, as amended and renewed. The renewal will be for a one-year term and will be effective on May 19, 2019.
Renewal of the Advisory Agreement
On May 10, 2019, the Board, including all independent directors of the Company, after review of Carter Validus Advisors II, LLC's, or the Advisor, performance during the last year, authorized the Company to execute a mutual consent to renew the Amended and Restated Advisory Agreement, by and among the Company, the Operating Partnership and the Advisor, dated June 10, 2014, as amended and renewed. The renewal will be for a one-year term and will be effective on June 10, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT II, INC.

Dated: May 15, 2019	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer